UNANIMOUS WRITTEN CONSENT
                                       OF
                    PRINCIPAL EXECUTIVE BONUS PLAN COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                          LYNCH INTERACTIVE CORPORATION


         The undersigned, being all the members of the PRINCIPAL EXECUTIVE BONUS PLAN COMMITTEE of the Board of Directors of LYNCH INTERACTIVE CORPORATION, a Delaware corporation (the "Corporation"), do hereby adopt by this unanimous written consent, in accordance with the General Corporation Law of the State of Delaware, the following resolution having the same force and effect as though adopted at a duly convened meeting of the Committee of the Corporation:
         WHEREAS, the Principal Executive Bonus Plan Committee of the Board of Directors administers the Principal Executive Bonus Plan (the "Plan") and desires to select the participants in the Plan to establish the performance goals for calendar year 2001;

                  RESOLVED, that Mario J. Gabelli, the Chairman and Chief Executive Officer of the Corporation, shall be the sole participant in the Plan for calendar year 2001;

                  FURTHER RESOLVED, that, for the calendar year 2001, (i) the Annual Bonus Pool amount for Mr. Gabelli is established and determined to be twenty percent (20%) of the excess of (a) Pre-Tax Profits of the Corporation less (b) twenty-five percent (25%) of the Corporation's Shareholders Equity, and (ii) Mr. Gabelli's Individual Bonus Pool Percentage under the Plan is determined to be eighty percent (80%) of the 2001 Annual Bonus Pool. The terms "Annual Bonus Pool," "Pre-Tax Profits," "Shareholders Equity," and "Individual Bonus Pool Percentage," shall have the meanings set forth in the Plan.

         The undersigned, by affixing their signatures hereto this 8th day of March, 2001, do hereby consent to, authorize and approve the foregoing resolutions in their capacity as all of the members of the Committee.


- ------------------------                      ---------------------------
Ralph R. Papitto                              John C. Ferrara